SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          May 10, 2002
                                                     ---------------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


             Delaware                 1-183                   23-0691590
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(State or other jurisdiction        (Commission            (I.R.S. Employer
           of incorporation)          File Number)           Identification No.)


              100 Crystal A Drive, Hershey, Pennsylvania               17033
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              (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:            (717) 534-6799
                                                     ---------------------------








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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On May 10, 2002, the Board of Directors of Hershey Foods Corporation (the "Company"), upon the recommendation of its Audit Committee, engaged KPMG LLP ("KPMG") as the Company's independent auditors.

         During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Form 8-K, neither the Company nor anyone on its behalf consulted KPMG regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.








                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   May 14, 2002


                               HERSHEY FOODS CORPORATION



                              By  /s/ Frank Cerminara
                                 --------------------------------
                                  Frank Cerminara
                                  Senior Vice President, Chief Financial Officer







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